UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 11, 2006
EAGLE MATERIALS INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-12984	75-2520779
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)
3811 Turtle Creek Blvd., Suite 1100
Dallas, Texas 75219
(Address of principal executive offices)
Registrant’s telephone number, including area code: 214-432-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer Of Listing
Item 3.03	Material Modification to Rights of Security Holders
Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01	Regulation FD Disclosure
Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits

SIGNATURES
INDEX TO EXHIBITS
Restated Certificate of Incorporation of Eagle Materials Inc.
Restated Certificate of Designation, Rights and Preferences of Series A Preferred Stock of Eagle Materials Inc.
Form of stock certificate for Eagle Materials Inc. Common Stock as of April 11, 2006.
Amended and Restated Rights Agreement
Press Release
Restated Certificate of Incorporation
Restated Certificate of Designation
Form of Stock Certificate
Press Release

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On April 11, 2006, Eagle Materials Inc. (“Eagle”) completed the Reclassification (as defined below) of its common stock described in Item 3.03 below. As result of the Reclassification, there are no longer outstanding any shares of the Class B Common Stock, par value $.01 per share (“Class B Common Stock”), of Eagle. Accordingly, Eagle has requested the delisting of shares of Class B Common Stock on the New York Stock Exchange (“NYSE”). The NYSE has notified Eagle that trading of the Class B Common Stock on the NYSE will cease as of the close of business on April 11, 2006.

Item 3.03	Material Modification to Rights of Security Holders.
     On April 11, 2006, at a special meeting of the stockholders of Eagle, the stockholders approved a proposal to amend the Restated Certificate of Incorporation of Eagle to reclassify the existing Common Stock, par value $.01 per share (“Original Common Stock”), of Eagle and the Class B Common Stock into a single new class of Common Stock, par value $.01 per share (“Common Stock”). On the same date, Eagle filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in order to complete the reclassification of its common stock (the “Reclassification”) by converting each outstanding share of Original Common Stock into one share of Common Stock and each outstanding share of Class B Common Stock into one share of Common Stock.
     Prior to the Reclassification, the holders of Class B Common Stock had the right to elect at least 85% of the members of the Board of Directors of Eagle, and the holders of Original Common Stock had the right to elect the remaining members of the Board of Directors. After the Reclassification, all of the holders of Common Stock will have identical rights to vote together for the election of members of the Board of Directors of Eagle.
     The Reclassification had no impact on the economic equity interests of holders of Original Common Stock and Class B Common Stock, including with regard to dividends, liquidation rights or redemption. The holders of Common Stock will continue to have the same economic interests as they previously had as holders of Original Common Stock and Class B Common Stock.
     As described in item 8.01 below, in connection with the Reclassification, Eagle entered into an amendment to its Rights Agreement, dated February 2, 2004 (the “Rights Agreement”), governing the preferred stock purchase rights formerly attached to the Original Common Stock and Class B Common Stock in order to reflect that after giving effect to the Reclassification Eagle has only one class of Common Stock.

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 11, 2006, Eagle filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in order to complete the Reclassification. The proposal with respect to the amendment required to effect the Reclassification was disclosed in a proxy statement filed by Eagle with the Securities and Exchange Commission on March 10, 2006. A copy of the Restated Certificate of Incorporation of Eagle Materials Inc., as amended to date, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

     Also on April 11, 2006, Eagle filed a Restated Certificate of Designation, Rights and Preferences of its Series A Preferred Stock with the Secretary of State of the State of Delaware to effect the amendment to the Rights Agreement as described in Item 8.01 below. A copy of the Restated Certificate of Designation, Rights and Preferences of its Series A Preferred Stock of Eagle Materials Inc., as amended to date, is filed as Exhibit 3.2 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.
     On April 11, 2006, Eagle issued a press release announcing that Eagle’s stockholders had approved the Reclassification. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.
     In connection with the Reclassification, Eagle and Mellon Investor Services LLC, as rights agent (“Rights Agent”), entered into an agreement (the “Amended Rights Agreement”) which amends and restates in its entirety the Rights Agreement between Eagle and the Rights Agent. The amendments reflected in the Rights Agreement are intended solely to effect changes required in connection with the Reclassification and do not otherwise alter or affect any of the terms applicable to the preferred stock purchase rights attached to the common stock of Eagle. Among other things, these changes involve (i) the elimination of the Series B Preferred Stock purchase rights which formerly attached to Class B Common Stock and (ii) changes to the Series A Preferred Stock purchase rights to reflect that they attach to all shares of Common Stock. The foregoing description of the Amended Rights Agreement is qualified in its entirety by reference to the full text of the Amended Rights Agreement, which is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
3.1	Restated Certificate of Incorporation of Eagle Materials Inc.

3.2	Restated Certificate of Designation, Rights and Preferences of Series A Preferred Stock of Eagle Materials Inc.

4.1	Form of stock certificate for Eagle Materials Inc. Common Stock as of April 11, 2006.

4.2	Amended and Restated Rights Agreement dated as of April 11, 2006 between Eagle Materials Inc. and Mellon Investor Services LLC, as Rights Agent (incorporated by reference to Exhibit 1 to Eagle Materials Inc.’s Amendment to Registration Statement on Form 8-A filed on April 11, 2006 with the Securities and Exchange Commission).

99.1	Press release issued by Eagle Materials Inc. on April 11, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

Date: April 11, 2006	By:	/s/ Arthur R. Zunker, Jr.

Arthur R. Zunker, Jr.
Senior Vice President —
Finance and Treasurer

INDEX TO EXHIBITS

Exhibit
No.	Description
3.1	Restated Certificate of Incorporation of Eagle Materials Inc.

3.2	Restated Certificate of Designation, Rights and Preferences of Series A Preferred Stock of Eagle Materials Inc.

4.1	Form of stock certificate for Eagle Materials Inc. Common Stock as of April 11, 2006.

4.2	Amended and Restated Rights Agreement dated as of April 11, 2006 between Eagle Materials Inc. and Mellon Investor Services LLC, as Rights Agent (incorporated by reference to Exhibit 1 to Eagle Materials Inc.’s Amendment to Registration Statement on Form 8-A filed on April 11, 2006 with the Securities and Exchange Commission).

99.1	Press release issued by Eagle Materials Inc. on April 11, 2006.